UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2012

SONOCO PRODUCTS COMPANY

Commission File No. 0-516

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420

One North Second Street
Post Office Box 160
Hartsville, South Carolina 29551-0160
Telephone:  843-383-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On February 8, 2012, the Board of Directors of the Registrant adopted Restated Articles of Incorporation for the Registrant, which were also filed with the South Carolina Secretary of State, and became effective, on February 8, 2012.

Also on February 8, 2012, the Board of Directors adopted amendments to the Bylaws of the Registrant to provide for a Lead Director of the corporation, to provide further authorizations and assignments of powers and duties of the Lead Director, to make other amendments to the By-laws to provide greater clarity to the roles of the Chairman and the President when the Chairman is the CEO, and to specifically provide for delegation of authority by the CEO.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

3.1           Restated Articles of Incorporation of Sonoco Products Company, effective as of February 8, 2012

3.2           Amended Bylaws of Sonoco Products Company, effective as of February 8, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date:  February 8, 2012                                                                       By: /s/ Barry L. Saunders
Barry L. Saunders
Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1           Restated Articles of Incorporation of Sonoco Products Company, effective as of February 8, 2012

3.2           Amended Bylaws of Sonoco Products Company, effective as of February 8, 2012